ASSET MANAGEMENT FUND

Money Market Fund
Ultra Short Mortgage Fund
Ultra Short Fund
Short U.S. Government Fund
Intermediate Mortgage Fund
U.S. Government Mortgage Fund
Large Cap Equity Fund

SUPPLEMENT DATED NOVEMBER 3, 2010
TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2010

The language contained in the fifth paragraph under the section “Non-Fundamental Policies” on page 17 is deleted and replaced with the following:

Non-Fundamental Policies

All the Funds, except the Ultra Short Fund and the Large Cap Equity Fund, each:

(1)          Limit investments in bankers’ acceptances to bankers’ acceptances with maturities of ninety days or less issued by FDIC insured institutions that are eligible for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations.

(2)          May not purchase obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation and the Tennessee Valley Authority.

(3)          Limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. Government so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, Fannie Mae, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and Freddie Mac.

(4)          May not invest in reverse repurchase agreements, interest rate futures contracts, options and options on interest rate futures contracts, in each case until such time as federal credit unions may invest in them without limitation.

ASSET MANAGEMENT FUND
230 W. Monroe Street
Chicago, Illinois 60606

Please retain this supplement with your Statement of Additional Information for future reference.